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                                                                    EXHIBIT 23.2

                                     ARTHUR
                                    ANDERSEN


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                                                     Arthur Andersen LLP

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                                                     Suite 1800
                                                     200 Public Square
                                                     Cleveland, OH 44114
                                                     216 781 2140



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in, or incorporated by reference, in this registration statement.


                                                /s/ ARTHUR ANDERSEN LLP



Cleveland, Ohio
March 7, 1997